                                                             SCHEDULE 14A
                                                            (Rule 14a-101)
                                                Information Required in Proxy Statement
I.                                                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement (definitive proxy to be filed on or about July 30, 2001)
[   ]    Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                                                             FRONTIER AIRLINES, INC.
                                                             ---------------------------
                                     (Name of Registrant as Specified in Its Charter)

                            (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

         1)       Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:
         3)       Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11  (set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[   ]    Fee paid previously with preliminary materials

[   ]    Check box if any part of the fee is offset as provided by Exchange act Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration  statement  number,  or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                                                        FRONTIER AIRLINES, INC.
                                                            7001 Tower Road
                                                         Denver, CO 80249-7312

                                               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                        ----------------------

TO THE SHAREHOLDERS OF FRONTIER AIRLINES, INC.:

                  The 2001 annual meeting of shareholders of Frontier Airlines, Inc., a Colorado corporation, will be held on
Thursday, September 6, 2001 at 9:30 a.m. local time at the Doubletree Hotel, 3203 Quebec Street, Denver, Colorado for the following purposes:

1.       To consider and vote upon a proposal to elect Samuel D. Addoms, D. Dale Browning, Paul S. Dempsey, William B. McNamara,
         B. LaRae Orullian, Jeff S. Potter, and James B. Upchurch to the Company's Board of Directors;

2.       To consider and vote upon a proposal to amend the Company's Restated Articles of Incorporation in order to increase the number of authorized shares of common stock.

3.       To transact any other business which properly comes before the meeting or any adjournment.

                  All shareholders of record on the Company's transfer books as of the close of business on July 20, 2001 are entitled to vote at the meeting.  A complete list of shareholders entitled to vote at the annual meeting will be available for examination by any Company shareholder at 7001 Tower Road, Denver, Colorado 80249-7312 for purposes germane to the annual meeting, during normal business hours from July 30, 2001 until the annual meeting.

                  We invite you to be present at the meeting and look forward to seeing you there.  However, if you cannot attend please read the attached proxy statement carefully and SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD AUTHORIZING
REPRESENTATIVES OF THE COMPANY'S MANAGEMENT TO VOTE ON YOUR BEHALF AT THE MEETING.

                                                          By order of the Board of Directors

July 30, 2001                                             FRONTIER AIRLINES, INC.

                                                          Arthur T. Voss
                                                          Secretary

                                                        FRONTIER AIRLINES, INC.
                                                            7001 Tower Road
                                                         Denver, CO 80249-7312

                                                            PROXY STATEMENT

                  This proxy statement and accompanying proxy card support a proxy solicitation on behalf of the Board of Directors of
Frontier Airlines, Inc. (the "Company") for use at the September 6, 2001 annual meeting of shareholders and at any adjournment of that meeting.  This proxy statement and form of proxy, together with the Company's Annual Report on Form 10-K, will be sent by mail to shareholders beginning approximately July 30, 2001.

                  The proxy card, when properly signed, dated and returned to the Company, will be voted by the proxies at the annual meeting as directed.  Proxy cards returned without direction about business to be transacted at the meeting will be voted in favor of the election of Samuel D. Addoms, D. Dale Browning, Paul S. Dempsey, William B. McNamara, B. LaRae Orullian, Jeff S. Potter and
James B. Upchurch to the Board of Directors of the Company, and will be voted in favor of the amendment to the Company's Restated
Articles of Incorporation.  The proxies will use their best judgment regarding other matters that properly come before the meeting.
The Company is not aware of any matters, other then those discussed in this proxy statement, which will be presented at the meeting.

                  The Company can conduct business at the meeting only if holders of a majority of the total outstanding shares of common stock entitled to vote are present, either in person or by proxy.  Abstentions will be counted in determining whether a quorum has been reached.  Broker-dealer non-votes will also be counted for quorum purposes.  Assuming a quorum exists, the affirmative vote of a majority of the shares present and entitled to vote, excluding abstentions, is necessary to elect directors, to amend the
Company's Restated Articles of Incorporation as proposed, and to approve any other matters to be voted on.

                  Under Securities and Exchange Commission rules, boxes are provided on the proxy card for shareholders to mark if they wish either to vote "for," or to "withhold authority" for all director nominees.  To withhold authority to vote for any individual nominee, the shareholder may strike a line through the nominee's name on the proxy card.

                                                         REVOCABILITY OF PROXY

                  Execution of the enclosed form of proxy will not affect a shareholder's right to attend the meeting and vote in person.  Any shareholder giving a proxy may revoke it at any time before it is exercised by attending the meeting and voting in person or by providing notice of revocation to the corporate secretary of the Company at the address set forth above.  Shareholders may vote all their eligible shares if they are personally present at the meeting.  When a shareholder votes at the meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                                                  EXPENSE AND MANNER OF SOLICITATION

                  In addition to solicitation by mail, proxies may be solicited in person or by telephone or telegram by directors and officers of the Company who will not receive compensation for their soliciting activities.  Brokers and other nominees will solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses of forwarding proxy material to beneficial owners.  The Company will bear all of the costs of the solicitation.

                                                VOTING SECURITIES AND PRINCIPAL HOLDERS

                  As of July 20, 2001, the record date, ____________ shares of the Company's common stock were outstanding and entitled to vote at the meeting.  Each share may cast one vote on each separate matter of business properly brought before the meeting.  Only shareholders of record at the close of business on July 20, 2001 may vote.

                  The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of July 20, 2001 by:  (i) each director and nominee for director of the Company; (ii) each named executive officer listed in the
Executive Compensation Table; (iii) all directors and executive officers as a group; and (iv) persons to the knowledge of the Company that beneficially own more than five percent of the Company's outstanding common stock

                                                                                  Shares Beneficially                Percentage of
Name and Address of Beneficial Owner                                                     Owned                       Ownership (1)
------------------------------------                                                     -----                       -------------
Directors and Executive Officers:
---------------------------------
Samuel D. Addoms                                                                      394,500 (2)                       [____]%
  7001 Tower Road
  Denver, CO  80249-7312
Paul S. Dempsey                                                                        130,500 (3)                         *
  7001 Tower Road
  Denver, CO  80249-7312

B. LaRae Orullian                                                                      42,225 (4)                          *
  7001 Tower Road
  Denver, CO  80249-7312

William B. McNamara                                                                    22,500 (5)                          *
  7001 Tower Road
  Denver, CO  80249-7312

D. Dale Browning                                                                       45,000                              *
  7001 Tower Road
  Denver, CO  80249-7312

James B. Upchurch                                                                      88,500 (6)                          *
  7001 Tower Road
  Denver, CO  80249-7312

                                                                                       60,176(7)                           *
Steve B. Warnecke
7001 Tower Road
Denver, Co  80249-7312
                                                                                       39,764(8)                           *
Jimmie P. Wyche
7001 Tower Road
Denver, CO  80249-7312
                                                                                       77,552(9)                           *
Arthur T. Voss
7001 Tower Road
Denver, CO  80249-7312
                                                                                       81,790(10)                          *
Elissa A. Potucek
7001 Tower Road
Denver, CO  80249-7312
                                                                                       18,257(11)                          *
Ann E. Block
7001 Tower Road
Denver, CO  80249-7312
                                                                                       31,522(12)                          *
Jeff S. Potter
7001 Tower Road
Denver, CO  80249-7312
All directors and executive officers                                                 1,071,894 (14)                     [____]%
as a group (17 persons) (13)

Five Percent and Greater Shareholders:
-------------------------------------
B III Capital Partners, L.P. (15)                                                    2,505,043 (16)                     [____]%
  141 Linden Street, Suite 4
  Wellesley, MA  02482
Lord, Abbett & Co.                                                                   1,361,871 (17)                     [____]%
90 Hudson Street
Jersey City, New Jersey 07302

---------------------------------------------------------------------------------------------------------------------------------------

*        Less than 1%
(1)      Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.  A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of filing of this proxy statement upon the exercise of options, warrants or convertible securities that are held by such person (but not those held by any other person).  This table assumes a base of ____________ shares of common stock outstanding as of the date of this proxy statement, before any consideration is given to other outstanding options, warrants or convertible securities.
(2)      Includes 198,750 shares held under option, all of which are currently exercisable, and 4,900 vested shares allocated under the Company's Employee Stock Ownership Plan ("ESOP").
(3)      Includes 120,000 shares held under option, all of which are currently exercisable.
(4)      Includes 7,500 shares held under option, all of which are currently exercisable.
(5)      Includes 17,500 shares held under option, all of which are currently exercisable.
(6)      Includes 45,000 shares held under option, all of which are currently exercisable.
(7)      Includes 12,000 shares held under option, all of which are currently exercisable, and 124 vested shares allocated under the
         ESOP.  Mr. Warnecke resigned on June 30, 2001.
(8)      Includes 35,501 shares held under option, all of which are currently exercisable, and 4,263 vested shares allocated under the ESOP.  Mr. Wyche retired on June 22, 2001.
(9)      Includes 38,406 shares held under option, all of which are currently exercisable, and 4,146 vested shares allocated under the ESOP.
(10)     Includes 52,750 shares held under option, all of which are currently exercisable, and 3,215 vested ESOP shares.
(11)     Includes 18,000 shares held under option, all of which are currently exercisable, and 257 vested shares allocated under the
         ESOP.
(12)     Includes 4,022 vested shares allocated under the ESOP.
(13)     One executive officer retired and another resigned in June 2001.  The number of shares of the Company's common stock owned by these former officers and included in the table is 99,940.
(14)     Includes 584,407 shares held under option by the Company's directors and executive officers which are exercisable within 60 days, and  21,535 vested shares allocated under the ESOP.
(15)     DDJ Capital III, LLC is the general partner of, and DDJ Capital Management, LLC is the investment manager for, B III Capital
         Partners, L.P., and may be deemed to be the beneficial owners of such shares.
(16)     Includes warrants to purchase 525,000 shares of common stock, all of which are currently exercisable.  Information with respect to B III Capital Partners, L.P., DDJ Capital III, LLC, and DDJ Capital Management, LLC is based on Amendment No. 19 to Schedule 13D dated March 21, 2001, as filed with the Securities and Exchange Commission.
(17)     Information with respect to Lord, Abbett & Co. is based on Amendment No. 1 to Schedule 13G dated January 19, 2001, as filed with the Securities and Exchange Commission.

                                                   DIRECTORS AND EXECUTIVE OFFICERS

                  The following table contains the name, age and position with the Company of each executive officer as of July 20,
2001, each director of the Company, and each nominee for director of the Company.  Their respective backgrounds are described following the table.  Each of the officers devotes his or her full-time efforts to the affairs of the Company.

                               Name                      Age                           Position
                               ----                      ---                           --------
              Samuel D. Addoms                           61     President, Chief Executive Officer, and Chief
                                                                Financial Officer; Director
              Jeff S. Potter                             41     Executive Vice President and Chief Operating Officer;
                                                                Director
              Ann E. Block                               51     Vice President - Human Resources and Flight Services
              Michael J. Bowers                          44     Vice President - Customer Service and Station
                                                                Operations
              Elise R. Eberwein                          36     Vice President - Communications
              William F. McKinney                        62     Vice President - Flight Operations
              Sean E. Menke                              32     Vice President - Market Planning
              Elissa A. Potucek                          44     Vice President, Controller and Treasurer
              William C. Schaudt                         58     Vice President - Maintenance and Engineering
              Arthur T. Voss                             59     Vice President - Administration and General Counsel;
                                                                Secretary
              Paul S. Dempsey                            50     Director
              B. LaRae Orullian                          68     Director
              William B. McNamara                        68     Director
              D. Dale Browning                           63     Director
              James B. Upchurch                          42     Director

                  Samuel D. Addoms is President, Chief Executive Officer, and Chief Financial Officer and a director of the Company, having earlier served as Executive Vice President, Treasurer and a director of the Company during its early development in 1993 through September 1994 when he was elected to the position of President.  He was elected Chief Executive Officer effective January 1,
1995, and assumed the position of Chief Financial Officer upon resignation of the Company's prior Chief Financial Officer on June 30,
2001.  Before commencing his involvement in the development of the Company in 1993, he was associated with some 15 firms for the previous 11 years, either as an officer, director or consultant.  These include Gelco Corporation, Connecting Point of America and
Communications World, Inc.  His 40 years of management experience include positions as President and Vice President-Finance of
Monfort of Colorado, President of the Denver National Bank and Vice President of the Continental Illinois National Bank in Chicago.

                  Jeff S. Potter has been Executive Vice President, Chief Operating Officer and a Director of the Company since May
2001.  Before re-joining the Company, he served as Chief Executive Officer of Vanguard Airlines from May 2000 to April 2001.  Prior to working for Vanguard Airlines he was Vice President of Marketing for the Company from 1995 to April 2000.  He has over 18 years of airline and airline related experience, including regional director of commercial marketing  for McDonnell Douglas Corporation and various positions with Pacific Southwest Airlines, Continental Airlines, Northwest Airlines, and the former Frontier Airlines.

                  Ann E. Block has been Vice President-Human Resources since March 1999 and Vice President-Human Resources and Flight
Services since June 2000.  Before joining the Company she served as Director-Human Resources Strategy and Services for BlueCross
BlueShield of Colorado.  From 1981 to 1996, she served in various capacities with Public Service Company of Colorado.  From
1996-1997, she served as Director-Total Compensation for HR Source, Inc.

                  Michael J. Bowers has been Vice President-Customer Service and Stations Operations since August 2000.  From October
1990 until August 2000 he held the position of Director, Customer Services for Horizon Air.  Prior to that he was the Customer
Service Manager at several stations for Alaska Airlines.

                  Elise R. Eberwein has served as Vice President-Communications of the Company since June 2000.  Prior to this appointment, she served as Director-Corporate Communications since joining the Company in 1998.  From 1997 through 1998, she served as Director-Corporate Communications for Western Pacific Airlines.  Between 1986 and 1997, she served in various positions with Trans
World Airlines, Inc., including Director, Communication Support Services, Sales Promotion Manager, In-Flight Services New Hire
Supervisor, Flight Service Manager and Flight Attendant.

                  William F. McKinney has served as Vice President Flight Operations since April 2001.  Prior to coming to the Company he was Vice President-Operations for Vanguard Airlines, a position he held from March 1996 to April 2001.  Prior to Vanguard Airlines he held a variety of positions with Trans World Airlines ranging from pilot to General Manager-Flying, Western Region (Chief Pilot),
from 1967 to 1996.

                  Sean E. Menke has served as Vice President-Market Planning of the Company since June 2000.  Prior to this appointment and since joining the Company in January 1999, he served as Director-Planning and Scheduling.  He joined Frontier
Airlines from United Airlines, where he served as Senior Planner, Domestic Scheduling.  From 1995 through 1998, he was employed by
Western Pacific Airlines as Director, Planning and Manager of Economic Analysis.  Between 1992 and 1995, he held various positions with America West Airlines, including Senior Analyst, Market Development; Economic Analyst and Customer Service Supervisor.

                  Elissa A. Potucek has been Controller/Treasurer of the Company since June 1995 and Vice President since September
1996.  From 1991 to 1995 she was Controller of Richardson Operating Company and Richardson Production Company, an oil and gas company based in Denver, Colorado. She served from 1990 to 1991 as Controller of Coral Companies, Inc., Denver, Colorado, having earlier held accounting positions with US West Paging, Inc. (1988-1989), Denver, Colorado, and KPMG Peat Marwick LLP (1985-1988), Denver, Colorado.

                  William C. Schaudt has been Vice President-Maintenance and Engineering of the Company since July 2000.  From 1997 to
2000 he served as Manager Narrow Body, Quality Assurance for American Airlines in Tulsa, Oklahoma.  Prior to that position he held a number of key maintenance positions with American Airlines between August 1967 and July 2000 including Manager of Maintenance &
Engineering Training, Manager of Station & Vendor Surveillance and Manager of Field Quality Assurance.

                  Arthur T. Voss has been Vice President-Administration, General Counsel and Secretary of the Company since September
1995 and Vice President, General Counsel and Secretary of the Company since its inception in February 1994.  From 1991 to 1996, Mr.
Voss was the Vice President-Legal of Professional Fee Examiners, Inc., a professional fee auditing firm based in Denver, Colorado.
He was Vice President-Legal of Aeronautics Leasing, Inc., an aircraft leasing firm based in Golden, Colorado, from 1990 to 1991.
From 1986 to 1989 he served as Vice President and General Counsel of Aspen Airways, Inc.  He held various management positions in the
Legal Department of the former Frontier Airlines, Inc. from 1971 to 1985, most recently as Associate General Counsel.

                  Paul S. Dempsey has been a director of the Company since July 1994 and Vice Chairman of the Board of Directors since
1996.  He is Professor of Law and Director of the Transportation Law Program at the University of Denver, College of Law, Denver,
Colorado, having been associated with that institution since 1979.  He served as Legal Advisor to the Chairman, U.S. Interstate
Commerce Commission, in 1981 and 1982; Attorney-Advisor to the former Civil Aeronautics Board's Office of General Counsel, and its
Bureau of Pricing and Domestic Aviation, 1977-1979; and Attorney-Advisor to the Interstate Commerce Commission's Office of
Proceedings, 1975-1977.  Dr. Dempsey holds the following degrees:  A.B.J., J.D., University of Georgia; LL.M., George Washington
University; and D.C.L., McGill University.  A Fulbright Scholar, he has authored in excess of 50 law review articles, numerous editorials for the news media and various books on topics relating to air transportation.

                  B. LaRae Orullian has been a director of the Company since July 1994 and Chair of the Board of Directors since
September 1995.  A long time banker, she is Vice Chair of the Board of Guaranty Bank, a Denver, Colorado based commercial bank, and a director of The Guaranty Corporation, a bank holding company.  She also serves on the Board of Anthem Blue Cross/Blue Shield doing business in several states throughout the United States, headquartered in Indiana.  She is a member of the Boards of four other companies in Colorado and Utah.  She is past National President and former Chair of Girl Scouts of the USA, and currently is First
Vice Chair of the World Board of Girl Guides and Girl Scouts, based in London, England.  Among numerous business and civic activities, currently she is Chair of the 2001 Easter Seal Campaign and sits on the Colorado Supreme Court Disciplinary Hearing Board.

                  William B. McNamara has been a director of the Company since May 1996.  A retired 35-year airline executive specializing in financial management, he most recently served with Continental Airlines, Inc. (1987 to 1994) as Vice
President-Finance.  From 1983 to 1987 he was Staff Vice President-Finance with New York Air, Inc.  Before that he served in a succession of positions with Trans World Airlines, Inc., for 22 years including service as Staff Vice President-Marketing
Administration.

                  D. Dale Browning has been a director of the Company since July 1996.  A long-term bank and bank card executive, he has served since 1995 as President and Chief Executive Office of ProCard, Inc., Golden, Colorado, and from 1993 to 1995 as a Senior
Consultant to Visa International.  He was President and Chief Executive Officer of the Colorado National Bank of Denver from 1986 through 1993, having concurrently served as Vice Chairman and Chief Operating Officer of Colorado National Bankshares and as Chief
Executive Officer of Rocky Mountain BankCard System.  In 1982 he founded Plus System, Inc., an international automatic teller machine network, and served as President of that company until 1993.  Mr. Browning has served as a director of Central States Indemnity
Company of Omaha since 1995.

                  James B. Upchurch has been a director of the Company since October 1998.  Mr. Upchurch is the President and Chief
Executive Officer of Libra Mezzanine Partners, L.P., Libra Mezzanine Partners II and II-A, L.P. and Libra Capital Partners, L.P.  He
actively manages the investing and lending of approximately $260 million of capital committed to these partnerships.  Mr. Upchurch is also a member of the Board of CampGroup, LLC, and Consolidated Fire Protection, LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's common stock to file reports with the Securities and Exchange Commission regarding their ownership and regarding their acquisitions and dispositions of the Company's common stock.  Based solely on its review of the copies of such forms it has received, or written representations from certain reporting persons, the Company believes that during the fiscal year ended
March 31, 2001 all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

Meetings of the Board of Directors

                  The Company's Board of Directors met five times in the fiscal year ended March 31, 2001. All members of the Board of
Directors were in attendance at these meetings except for Messrs. Dempsey and Browning and Ms. Orullian, each of whom attended four meetings.

Committees

                  The Company's Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee.

                  On May 24, 2000, the Board of Directors adopted an Audit Committee Charter, a copy of which is attached to this proxy statement as Appendix I.  The duties of the Audit Committee are to (a) monitor the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance; (b) monitor the independence and performance of the Company's independent auditors and internal auditing department; and (c) provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.  During the fiscal year ended March 31, 2001, the members of the Audit Committee were B. LaRae Orullian, Paul S. Dempsey, William B. McNamara, D. Dale
Browning, and James B. Upchurch, each of whom is an "independent director" as defined in Nasdaq Rule 4200(a)(14).  The Audit
Committee met four times during the fiscal year.

                  The duties of the Compensation Committee include recommending to the Board of Directors the compensation to be provided to the executive officers of the Company and the grant of stock options to eligible individuals under the Company's stock option plan.  During the fiscal year ended March 31, 2001, the members of the Compensation Committee were B. LaRae Orullian, Paul S.
Dempsey, William B. McNamara, D. Dale Browning, and James B. Upchurch.  The Compensation Committee did not separately meet during the fiscal year, as its functions were preformed by action of the entire Board of Directors.

                  On May 24, 2000, the Board of Directors appointed a Nominating Committee consisting of   Samuel D. Addoms, B. LaRae
Orullion, William B. McNamara and D. Dale Browning.  The functions performed by the Nominating Committee include the recommendation to the Board of Directors of nominees to be proposed for election to the Board at annual meetings of shareholders and at other appropriate times, determination of the size of the Board of Directors, and the qualifications warranting appointment as a director.
The Nominating Committee will also consider candidates for election as directors recommended by shareholders of the Company.  During the fiscal year ended March 31, 2001, the members of the Nominating Committee were Samuel D. Addoms, B. LaRae Orullion, William B.
McNamara and D. Dale Browning.  The Nominating Committee did not separately meet during the fiscal year, as its functions were performed by action of the entire Board of Directors.

Report of the Audit Committee

                  The Audit  Committee  oversees  the  Company's  financial  reporting  process  on  behalf of the Board of  Directors.
Management has the primary  responsibility for the financial  statements and the reporting  process,  including the systems of internal controls of the Company.  In fulfilling its oversight  responsibilities,  the Committee  reviewed the audited  financial  statements in the Annual  Report with  management  including  a  discussion  of the  quality and  acceptability  of the  accounting  principles,  the reasonableness  of significant  judgments,  and the clarity of disclosures  in the financial  statements.  In addressing the quality of management's  accounting  judgments,  members of the  Committee  asked for  management's  representations  that the  audited  financial statements of the Company have been prepared in conformity with generally accepted  accounting  principles,  and have expressed to both management and the auditors their general preference for conservative policies when a range of accounting options is available.

                  In its meetings with representatives of the independent  auditors,  the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight.  These questions include:

                  -Are there any significant  accounting  judgments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

                  -Based on the auditors' experience,  and their knowledge of the Company, do the Company's financial statements fairly present to investors,  with clarity and  completeness,  the Company's  financial  position and  performance for the reporting  period in accordance  with generally  accepted  accounting  principles and U.S.  Securities and Exchange
                    Commission disclosure requirements?

                  -Based on the  auditors'  experience,  and their  knowledge  of the  Company,  has the Company  implemented  internal controls and internal audit procedures that are appropriate for the Company?

                  The  Committee  reviewed  with the  independent  auditors,  who are  responsible  for  expressing  an  opinion on the conformity of the audited financial  statements with generally accepted accounting  principles,  their judgements as to the quality and the  acceptability  of the Company's  accounting  principles  and such other matters as are required to be discussed with the Committee under  Statement on Auditing  Standards No. 61. In addition,  the Committee has discussed with the  independent  auditors the auditors'
independence  from management and the Company,  including  matters in the written  disclosures  required by the Independence  Standards
Board Standard No. 1,  Independent  Discussions with Audit Committees,  and considered the compatibility of non-audit services with the auditors' independence.

                  The Committee  also discussed with the Company's  independent  auditors,  with and without  management  present,  the overall scope and plans for their respective  audits.  The Committee met with the independent  auditors to discuss the results of their examinations,  their  evaluations of the Company's  internal  controls,  and the overall quality and the acceptability of the Company's financial reporting.

                  In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

                  B. LaRae Orullian                                    D. Dale Browning
                  Paul S. Dempsey                                      William B. McNamara
                  James B. Upchurch

                                                        EXECUTIVE COMPENSATION

                  The following table summarizes the cash and noncash compensation awarded to, earned by or paid to the Chief
Executive Officer of the Company and other executive officers of the Company in the fiscal years ended March 31, 2001, 2000, and 1999 who had total salary and bonus exceeding $100,000.

                                                                     Annual Compensation

                                                                                                                        Long Term
                                                                                                                      Compensation

                                                                                                                        Securities
                                                                                            Other Annual                Underlying
Name                                                                                        Compensation                  Options/
and Principal                                                                                     ($)(1)                      SARs
Position                                    Year          Salary ($)        Bonus($)                                 Granted # (4)

Samuel D. Addoms,                           2001             225,000         191,313              13,632                         0
Chief Executive Officer                     2000             172,508          87,415               6,245                         0
                                            1999             103,304          69,542               4,074                   100,000

Steve B. Warnecke (2)                       2001             140,000          83,234              12,447                    13,500
                                            2000              77,500          39,272               1,402                    28,000
                                            1999                   0               0                   0                         0

Jimmie P. Wyche (3)                         2001             125,000          73,782               9,379                         0
                                            2000             109,000          55,234               4,364                         0
                                            1999              82,455          55,623               3,427                    45,000

Arthur T. Voss                              2001             125,000          73,782               9,377                         0
                                            2000             108,769          55,117               5,129                         0
                                            1999              76,455          51,572               3,173                    75,000

Elissa A. Potucek                           2001             115,000          67,481               4,481                         0
                                            2000             108,769          55,117               5,366                         0
                                            1999              76,455          51,572               3,173                    60,000

Ann E. Block                                2001             115,000          67,481               4,481                         0
                                            2000              95,008          48,144               3,123                    45,000
                                            1999               1,038               0                   0                    45,000

(1)      Other annual compensation represents (i) shares contributed to the executive officers' accounts in the Company's Employee
         Stock Ownership Plan ("ESOP") as of December 31 of each of the years indicated; and (ii) the Company's contributions to the executive officers' 401(k) accounts as of December 31 of each of the years indicated.

         As of March 31, 2001 the respective officers' ESOP accounts held the following number of shares of common stock with corresponding values based on the closing price of the common stock on that date:  Mr. Addoms - 4,900 shares valued at $
         59,724; Mr. Warnecke - 624 shares valued at $ 7,613; Mr. Wyche - 4,263 shares valued at $ 51,966; Mr. Voss - 4,146 shares valued at $ 50,533; Ms. Potucek - 3,215 shares valued at $ 39,190; Ms. Block - 644 shares valued at $7,852.  All of the foregoing individuals are 100% vested in their ESOP accounts, except for Mr. Warnecke and Ms. Block, who are 20% and 40%
         vested, respectively.

         For the calendar year ended December 31,  2000 the Company made cash contributions to the executive  officers' 401(k) accounts as follows:  Mr. Addoms - $ 2,631;  Mr. Warnecke - $ 3,375;  Mr. Wyche - $ 1,551;  Mr. Voss - $ 1,549;  Ms. Potucek - $ 1,489;
         Ms. Block - $ 4,481.

(2)      Mr. Warnecke resigned his employment as an officer of the Company on June 30, 2001.

(3)      Mr. Wyche retired as an officer of the Company on June 22, 2001.

(4)      Adjusted to give effect to a fifty percent  common stock dividend paid by the Company in March 2001.  Mr.  Warnecke's  options reflect those which he is or will be entitled to exercise notwithstanding his resignation.

Option/SAR Grants in Last Fiscal Year

                  During the fiscal year ended March 31, 2001 the Company granted options to purchase 45,000 shares of its common stock to each of Steve B. Warnecke and Ann E. Block, exercisable in five equal annual installments.  Mr. Warnecke's exercise price for this stock option grant is $8.834 per share and Ms. Block's exercise price is $8.547 per share.  As a result of his resignation of employment with the Company on June 30, 2001, Mr. Warnecke is entitled to exercise a maximum of 13,500 options with respect to this grant, exercisable until December 31, 2002.

                                Number of         Percent of
                                Securities       Total Option/     Exercise or                          Potential     Realizable Value at
                                Underlying       SARs Granted       Base Price                        Assumed Annual  Rates of Stock Price
                               Option/SARs       To Employees        ($/S#)        Expiration Date      Appreciation   for Options Term
Name                           Granted (#)      In Fiscal Year
                                                                                                          5% ($)             10% ($)

Steve B. Warnecke                   13,500             3.2%           8.834           12/31/02            14,950             32,400
Ann E. Block                        45,000            10.6%           8.547            5/23/10           241,650            612,450

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

                  The following table sets forth certain information regarding options exercised during the fiscal year ended
March 31, 2001, adjusted to give effect to a fifty percent common stock dividend paid by the Company in March 2001, by the Chief
Executive Officer and other executive officers of the Company named in the table above.

                                                                         Number of Securities
                                    Shares            Value             Underlying Unexercised                Value of Unexercised
                                  Acquired on       Realized          Options at March 31, 2001        In-The-Money Options at March 31,
Name                             Exercise (#)        ($)(1)                      (#)                                2001 ($)(1)
                                                                        Exercisable     Unexercisable       Exercisable     Unexercisable

Samuel D. Addoms                      -0-              -0-                246,750              90,000       2,557,807             609,390
Steve B. Warnecke (2)                 -0-              -0-                 12,000              29,500          43,692             103,535
Jimmie P. Wyche (2)                   -0-              -0-                 35,501              27,000         300,178             182,817
Arthur T. Voss                      105,000         1,208,455              73,406              45,000         659,805             304,695
Elissa A. Potucek                    3,750           38,205                53,250              48,000         501,507             260,016
Ann E. Block                         9,000           55,692                 9,000              72,000          55,692             330,921

(1)      Based on the closing price of the Company's common stock on the Nasdaq National Market of  $12.188 per share on March 30,
         2001.
(2)       Mr. Warnecke resigned his employment as an officer of the Company on June 30, 2001 and Mr. Wyche retired on June 22, 2001.

Director Compensation

                  For the year ended March 31, 2001, the Company paid each director who is not a Company employee $20,000 for serving in that capacity and the Company has agreed to pay each such director $20,000 for serving in such capacity for the Company's fiscal year beginning April 1, 2001 and ending March 31, 2002.  Directors who are also employees of the Company receive no additional compensation for serving as directors.  The Company reimburses all of its directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors and Committees on which they serve, and permits them to fly without charge on the Company's scheduled flights.  The Company's outside directors are also eligible to receive stock options under the Company's 1994 Stock Option Plan.  During the fiscal year ended March 31, 2001, the Company granted Mr. Upchurch an option to purchase 15,000 shares of the Company's common stock at an exercise price of $13.587 per share.

Samuel D. Addoms Severance Agreement

                  During the fiscal year ended March 31, 1999, the Company entered into a termination agreement with Samuel D. Addoms, the President and Chief Executive Officer of the Company.  The termination agreement provides that if Mr. Addoms' employment is terminated involuntarily, by resignation with the consent of the Company's Board of Directors, or by disability or death, he shall receive (a) two years' salary, (b) $50,000 per year for the period beginning on the second anniversary of his termination and ending on his 65th birthday, (c) a warrant to purchase 100,000 shares of common stock, and (d) certain other travel and insurance perquisites.  In connection with such termination agreement, Mr. Addoms has agreed to provide consulting services to the Company and not to become employed by any competitor of the Company, each during the period beginning on his termination and ending on his 65th birthday.

Compensation Committee Interlocks and Insider Participation

                  During the fiscal year ended March 31, 2001, the Company's Compensation Committee consisted of Ms. Orullian and
Messrs. Dempsey, McNamara, Browning, and Upchurch.

Report of the Compensation Committee on Executive Compensation

                  Overall Policy

                  Salary compensation of the Company's executive officers is determined by the Compensation Committee in conjunction with the Company's entire Board of Directors.  The Committee's consideration of and decisions regarding executive compensation are guided by a number of factors described below.  The objectives of the Company's total executive compensation package are to attract and retain executive talent, to provide an economic framework to motivate the Company's executives to achieve goals consistent with the Company's business strategy, to provide an identity between executive and shareholder interests through stock options and to provide a compensation package that recognizes an executive's individual results and contributions in addition to the Company's overall business results.

                  Salaries

                  The key elements of the Company's executive compensation consist of salary, stock options, and bonuses.  The
Compensation Committee, in conjunction with the Company's entire Board of Directors, determines salary levels of officers and employee stock option awards.  Because the Compensation Committee did not intend to target the base salary levels in effect for the executive officers at a designated percentile of the salary levels in effect for other companies in the airline industry, there is no meaningful correlation between the Company's salary levels and the rates of base salary in effect for those companies which are taken into account in the Peer Group Index utilized for purposes of the stock price performance graph which follows this report.

                  Salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison of salaries for comparable positions at other airlines.

                  The salary levels of the executive officers of the Company for the next fiscal year are generally established by the
Compensation Committee at fiscal year-end and are reviewed and approved by the entire Board of Directors.  Specific individual performance and overall corporate or business segment performance are reviewed in determining the compensation level of each individual officer.

                  Mr. Addoms' base salary as Chief Executive Officer for the fiscal year ending March 31, 2002 is $235,000 per annum.
The Compensation Committee believes that Mr. Addoms' base salary for prior years was substantially below that of similarly situated executives in the airline industry.  The Compensation Committee believes that Mr. Addoms' current annual salary is comparable to or below the annual salaries for similarly situated executives within the airline industry.

                  Bonuses

                  The Company paid bonuses to its executive officers in fiscal 2001.  The Compensation Committee and Board of
Directors approved these bonuses due to the continuing improved financial performance of the Company.  The Board of Directors agreed, upon attainment by the Company for the fiscal year of pre-tax income of approximately $55.7 million (the "Performance Goal"), to pay the Company's President and Chief Executive Officer a bonus equal to 75% of his base salary for the fiscal year and to pay the
Company's other executive officers a bonus equal to 50% of their respective base salaries for the fiscal year.  In addition, the Board of Directors authorized the payment to the Company's executive officers of an amount equal to one percent of the pre-tax income in excess of the Performance Goal, which amount was distributed among the executive officers in proportion to their base salaries for the fiscal year.

COMPENSATION COMMITTEE

                  B. LaRae Orullian                                    D. Dale Browning
                  Paul S. Dempsey                                      William B. McNamara
                  James B. Upchurch

Performance Graph

                  The following graph shows the cumulative total shareholder return on the Company's common stock compared to the cumulative total return of two other indices:  (i) The Nasdaq Market Index of U.S. Companies, and (ii) the Peer Group Index of
similar line-of-business companies as chosen by the Company, consisting of Midway Airlines Corp., AirTran Holdings, Inc. (formerly
Valujet Airlines, Inc.), and Vanguard Airlines, Inc. (the "Peer Group").  Each member of the Peer Group's stock is listed on the
Nasdaq National Market or the Nasdaq SmallCap Market.  The time period graphed is the period from March 31, 1996 through March 31,
2001.

                                                         [INSERT GRAPH HERE ]

COMPANY/INDEX/MARKET                                 03/29/96      03/31/97       03/31/98      03/31/99       03/31/00      03/30/01
Frontier Airlines, Inc.                                100.00        116.67          56.25         62.50        164.58         197.92
Peer Group Index (3)                                   100.00        205.13          60.51         57.43         34.78          29.68
NASDAQ Market Index                                    100.00        134.51         150.48        227.41        297.18         547.25

(1)      Assumes $100 invested on March 29, 1996 in the Company's common stock, the Nasdaq Market Index and the Peer Group Index of similar line-of-business companies.

(2)      Total shareholder return assumes reinvestment of dividends.

(3)      The Peer Group Index used in the Company's 1997 Proxy Statement included Western Pacific Airlines, Inc., which filed for bankruptcy in 1997 and whose stock is no longer publicly traded.  The 1997 Proxy Statement Peer Group Index also included
         Airways Corporation, the parent company of AirTran Holdings, Inc. (then AirTran Airlines, Inc., and formerly ValuJet
         Airlines, Inc.).  The stock of Airways Corporation is no longer publicly traded.  The Peer Group Index used in the Company's
         1998 Proxy Statement included Reno Air, Inc.  Reno Air, Inc. is no longer used as a member of the Peer Group Index and has been replaced by Midway Airlines Corp.  Because Reno Air, Inc. was purchased by American Airlines, Reno Air, Inc. is no longer a national carrier.

                                                              PROPOSAL 1
                                                  ELECTION OF THE BOARD OF DIRECTORS

                  The Board of Directors of the Company has nominated Samuel D. Addoms, D. Dale Browning, Paul S. Dempsey, William B.
McNamara, B. LaRae Orullian, Jeff S. Potter, and James B. Upchurch for election to the Board of Directors.  Each of these nominees is a member of the existing Board of Directors and, with the exception of Mr. Potter, was elected to the Board of Directors at the
Company's 2000 Annual Meeting of Shareholders.  The Board of Directors appointed Mr. Potter in May 2001.

                  A proposal to elect Samuel D. Addoms, D. Dale Browning, Paul S. Dempsey, William B. McNamara, B. LaRae Orullian,
Jeff S. Potter, and James B. Upchurch to the Board of Directors of the Company will be presented to the shareholders at the annual meeting.

                  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF SAMUEL D.
ADDOMS, D. DALE BROWNING, PAUL S. DEMPSEY, WILLIAM B. MCNAMARA, B. LARAE ORULLIAN, JEFF S. POTTER, AND JAMES B. UPCHURCH TO THE
COMPANY'S BOARD OF DIRECTORS.  IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY CARD ENCLOSED HEREWITH IS RETURNED, ALL SHARES
COVERED BY SUCH PROXY WILL BE VOTED FOR ALL NOMINEES.

                                                              PROPOSAL 2
                                              AMENDMENT TO THE ARTICLES OF INCORPORATION

                  On May 30, 2001, the Company's Board of Directors unanimously approved a proposed amendment to the Company's
Restated Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 40,000,000, the number currently authorized, to 100,000,000.  If a sufficient number of shares of common stock are voted in favor of the proposal, the shareholders will be deemed to have adopted the resolutions attached hereto as Appendix II, and the Company will file articles of amendment to the Restated Articles of Incorporation of the Company reflecting the changes as shown in the resolutions.

                  As of July 20, 2001, [___________] shares of the Company's common stock were outstanding and 3,046,694  have been reserved for issuance upon exercise of options or warrants to purchase common stock.  This leaves a total of [___________] shares available for issuance for other purposes.  The Board of Directors believes that by increasing the number of authorized shares of common stock as proposed, the Company will be afforded additional flexibility to raise monies for working capital and other requirements through the potential sale of other issuances of common stock in the future.

                  Because the Company could issue a significant number of shares in connection with future financings, it is possible that a change of control of the Company could occur.  However, management believes that most of the shares sold in any financing would be sold to a number of different purchasers, which would mean that such purchasers would have to act in concert in order to effect a change in control.  Additionally, under the terms of a Shareholder Rights Agreement adopted by the Company in 1997, or otherwise, the ability to issue additional shares of common stock could also be used to delay, defer or prevent an unsolicited tender offer or takeover proposal regarding the Company.  There are at present no specific understandings, arrangements or agreements with respect to any future financings, acquisitions, or other transactions that would require the Company to issue any new shares of its common stock to be authorized by the proposed amendment to the Restated Articles of Incorporation.

                  If the proposal to increase the authorized number of shares of common stock is approved, the Company does not intend to seek further authorization from its shareholders to issue shares of authorized but unissued common stock unless, in the Company's opinion, such approval is required or advisable.  It is possible that such an issuance of authorized but unissued shares could cause a change in control of the Company without shareholder approval first being sought.  No holder of the Company's common stock has any preemptive or similar right to acquire or subscribe for additional unissued or treasury shares of the Company's common stock, or any other securities of any class, or rights, warrants or options to purchase common stock.

                  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE
RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE
SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED AT THE MEETING AND ENTITLED TO VOTE IS NECESSARY FOR THE APPROVAL OF THE PROPOSED
AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.  IF NO DIRECTION IS GIVEN WHEN
THE DULY EXECUTED PROXY CARD ENCLOSED HEREWITH IS RETURNED, ALL SHARES COVERED BY SUCH PROXY WILL BE VOTED FOR THE PROPOSED AMENDMENT.

                                                         SHAREHOLDER PROPOSALS

                  Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission and the Company's bylaws.  Should a shareholder wish to have a proposal appear in the Company's proxy statement for next year's annual meeting, under the regulations of the Securities and Exchange Commission it must be received by the Company's corporate secretary at 7001 Tower Road, Denver, Colorado 80249-7312 on or before April 2, 2002.

                                                    INDEPENDENT PUBLIC ACCOUNTANTS

                  KPMG LLP has acted as independent public accountants for the Company continuously since 1994.  A representative of
KPMG LLP will be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                  KPMG LLP was selected by the Board of Directors to perform the audit function for fiscal year 2001.  No independent public accountant has yet been selected to perform the audit function for fiscal year 2002.  It is expected that the Board of
Directors will make such selection at its annual meeting to be held in September 2001, or subsequent thereto.

                      Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees

                  KPMG LLP billed the Company an aggregate of $150,000 in fees for professional services rendered for the audit of the
Company's annual financial statements, and the financial statements included in the Company's Forms 10-Q, for the fiscal year ended
March 31, 2001.  KPMG LLP also billed the Company  $132,000 for other services for that fiscal year.

                                                            OTHER BUSINESS

                  All items of business to be brought before the meeting are set forth in this proxy statement.  Management knows of no other business to be presented.  If other matters of business not presently known to management are properly raised at the meeting, the proxies will vote on the matters in accordance with their best judgment.

NOTE:             SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, USING THE ENCLOSED POSTAGE
                  PREPAID ENVELOPE.

PROXY                                                  FRONTIER AIRLINES, INC.                                      PROXY
                                                           7001 Tower Road
                                                        Denver, CO 80249-7312
                                     This Proxy is Solicited on Behalf of the Board of Directors.
                  The undersigned hereby appoints Samuel D.  Addoms, Jeff S. Potter, and Arthur T.  Voss, or any of them, as Proxies,  each with the power to appoint his substitute,  and hereby  authorizes them to represent and to vote, as designated  below, all the shares of common stock of  Frontier  Airlines,  Inc.  held of record by the  undersigned  on  July 20,  2001,  at the  annual  meeting  of  shareholders  to be held on
September 6, 2001, or any adjournment thereof.

                                     The Board of Directors Recommends a vote "FOR" all nominees in Item 1

Item 1 - ELECTION OF DIRECTORS
                                    |_|  FOR all nominees              |_|  WITHHOLD AUTHORITY for all nominees

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

Samuel D. Addoms                          D. Dale Browning                                   Paul S.Dempsey                                   Jeff S. Potter

           William B. McNamara                              B. LaRae Orullian                                James B. Upchurch

                            The Board of Directors Recommends a vote "FOR" the proposed amendment in Item 2

Item 2 - AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000 SHARES
                  |_|  FOR the amendment                |_|  AGAINST the amendment               |_|  ABSTAIN

The shares  represented  by this proxy will be voted as directed by the  shareholder.  If no  direction is given when the duly  executed  proxy is returned, such shares will be voted "FOR all nominees" in Item 1 and  "FOR the amendment" in Item 2.

             PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                                            **********************************************

In their  discretion,  the Proxies are  authorized  to vote upon such other  business  as may  properly  come before the meeting or any adjournment thereof.  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.
                                                          Please sign, date and return the proxy promptly, using the enclosed envelope.

                                                          Date
                                                               ------------------------------------------------------------------------------

                                                          Signature
                                                                    -------------------------------------------------------------------------

                                                          Signature
                                                          if held jointly
                                                                          -------------------------------------------------------------------

                                                          Please sign exactly as name appears.  When shares are held by joint  tenants, both should  sign.  When signing as  attorney,  as  executor,  administrator, trustee  or  guardian,  please  give full  title as such.  If a  corporation, pleas sign in full corporate name by President or other  authorized  officer.
                                                          If a partnership, please sign in partnership name by authorized person.

                                                              APPENDIX I

                                                        FRONTIER AIRLINES, INC.

                                                        Audit Committee Charter
                                                        -----------------------
                                                         (As of May 24, 2000)
Purpose
-------

         There shall be an Audit  Committee  (the  "Committee")  of the Board of  Directors  of  Frontier  Airlines,  Inc.,  a Colorado
corporation (the "Company").

         The Committee is appointed by the Board of Directors to assist the Board in fulfilling  its  oversight  responsibilities.  The
Committee shall have  responsibility  to oversee the Company's  management and independent  auditors in regard to corporate  accounting and financial  reporting.  The Committee has the authority to conduct any investigation it deems  appropriate,  with full access to all books and records,  facilities,  personnel and outside  advisors of the Company.  The Committee is empowered to retain outside counsel, auditors or other experts in its discretion.  The Committee's primary duties and responsibilities are to:

          a)      monitor the  integrity  of the  Company's  financial  reporting  process and  systems of internal  control  regarding finance, accounting and legal compliance;

          b)      monitor the independence and performance of the Company's independent auditors and internal auditing department;  and

          c)      provide an avenue of communication among the independent auditors,  management, the internal auditing department, and the Board of Directors.

Organization
------------

         The Committee shall consist of at least three directors.  Each director appointed to the Committee shall:

         a)       not be disqualified  from being an  "independent  director"  within the meaning of Rule 4200 of the NASD Manual,  and shall have no relationship with the Company which, in the opinion of the Board,  would interfere with the exercise of independent judgment;  and

         b)       shall have a basic understanding of finance and accounting and be able to read and understand  fundamental  financial statements, including the Company's balance sheet, income statement and cash flow statement.

         At least one member of the Committee shall have past employment  experience in finance or accounting,  requisite  professional certification in accounting, or any other comparable experience or background, which results in the member's financial sophistication.

         The  Committee  by  majority  vote  shall  select a Chair who shall  serve as such  until his or her  resignation,  removal or election of a successor.

Responsibilities
----------------

         The Committee  recognizes that the preparation of the Company's  financial  statements and other financial  information is the responsibility of the Company's  management and that auditing,  or conducting limited reviews, of those financial  statements and other financial  information is the responsibility of the Company's independent  auditors.  The Committee's  responsibility is to oversee the financial reporting process.

         The Committee  shall meet at least annually,  or more  frequently as needs dictate.  At least annually and otherwise as deemed appropriate by the Chair or a majority of the Committee,  the Committee shall meet  privately,  in executive  session with  management, the independent auditors, and the internal auditors.

         The Company's management,  and its independent auditors, in the exercise of their responsibilities,  acquire greater knowledge and more  detailed  information  about the Company and its  financial  affairs  than the members of the  Committee.  Consequently,  the
Committee is not responsible  for providing any expert or other special  assurance as to the Company's  financial  statements and other financial  information or any  professional  certification as to the independent  auditors' work,  including  without  limitation their reports on and limited reviews of, the Company's financial statements and other financial information.

         In carrying out its oversight responsibilities, the Committee shall:

         a)       review and reassess the adequacy of this Audit Committee Charter annually;

         b)       require  that the  independent  auditors  provide the  Committee  with a formal  written  statement  delineating  all relationships  between the  independent  auditors and the  Company,  consistent  with  Independence  Standards  Board
                  Standard No. 1, and discuss with the independent auditors their independence;

         c)       actively engage in a dialogue with the independent  auditors  regarding any disclosed  relationships or services that may impact the objectivity and independence of the independent auditors;

         d)       take,  or recommend  that the full Board take,  appropriate  action to oversee the  independence  of the  independent auditors;

         e)       review the independent auditors' audit plan, including a discussion of scope and general audit approach;

         f)       review and  consider  the matters  required to be  discussed  by  Statement  on  Auditing  Standards  No. 61 with the independent auditors and management;

         g)       consider the  independent  auditors'  judgments  about the quality and  appropriateness  of the Company's  accounting principles as applied in its financial reporting;

         h)       review and discuss the Company's  audited  financial  statements  that are to be included in the Company's  Form 10-K with the  independent  auditors and management and determine  whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-K for filing with the Securities and Exchange Commission;

         i)       in  consultation  with the management and  independent  auditors,  consider the integrity of the Company's  financial reporting process and controls.  Discuss  significant  financial risk exposures and the steps management has taken to monitor,  control and report such  exposures.  Review  significant  findings  prepared  by the  independent  auditors together with management's responses; and

         j)       review,  or the  Committee's  Chair shall review,  any matters  identified by the  independent  auditors  pursuant to
                  Statement on Auditing  Standards No. 71 regarding the Company's interim financial  statements.  Any such review shall occur prior to the filing of such interim financial statements on the Company's Form 10-Q.

         The independent  auditors are ultimately  accountable to the Board and the Committee,  as representatives of the shareholders.
The Board and the Committee have ultimate authority and responsibility to select,  nominate,  evaluate and, where appropriate,  replace the  independent  auditors and, if and when  appropriate  or required,  to propose the  independent  auditors for  ratification  by the shareholders in any proxy statement.

                                                                                                                            APPENDIX II

                                                       FRONTIER AIRLINES, INC.,
                                                        a Colorado corporation

                                                    FORM OF SHAREHOLDERS RESOLUTION
                                                             AMENDING THE
                                                  RESTATED ARTICLES OF INCORPORATION

         WHEREAS,  the Board of Directors (the "Board") of Frontier  Airlines,  Inc. (the "Company") has  recommended  that the Company amend its Restated Articles of Incorporation (the "Articles of  Incorporation")  for the purpose of increasing the number of authorized shares of the Company's common stock, no par value per share (the "Common Stock") from 40,000,000 shares to 100,000,000 shares; and

         WHEREAS,  the  Board  has  directed  that the  proposed  amendment  to the  Articles  of  Incorporation  be  presented  to the shareholders of the Company for their  consideration and approval at the 2001 annual meeting of shareholders,  to be held September 6,
2001.

         THEREFORE,  BE IT  RESOLVED,  that,  as  recommended  by the Board,  the  shareholders  of the  Company do hereby  approve the amendment to the  Articles of  Incorporation,  and the filing and  recording of Articles of  Amendment  and all other  instruments  and documents  which the proper  officers of the Company deem  necessary,  appropriate  or convenient  to  effectuate  the amendment of the
Company's Articles of Incorporation; and

         FURTHER RESOLVED, that Article 2.1. of the Articles of Incorporation is hereby amended in its entirety to read as follows:

         a.       Authorized  Capital.  The total  number of  shares  that the  Corporation  will have  authority  to issue is
                  -------------------
                  one-hundred-one  million  (101,000,000),  of which one-hundred million  (100,000,000)  shares will be common stock, without par value and one million (1,000,000) shares will be preferred stock without par value.